Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

SUPPLEMENT DATED MAY 18, 2018

TO THE PROSPECTUS

DATED JANUARY 25, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS DEFINED IN THE PROSPECTUS.

Effective as of July 17, 2018, the investment program for Causeway Global Absolute Return Fund is changing, as described below, to integrate both quantitative and fundamental research in the process used for the long portfolio. Accordingly, as of that date, pages 23 through 31 of the Prospectus under “Causeway Global Absolute Return Fund” are superseded with the following:

Causeway Global Absolute Return Fund

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital with low or no correlation to the MSCI World Index (the “World Index”).

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	None	None
Deferred Sales Charge (Load)	None	None
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees *	1.10%	1.10%
Other Expenses	0.28%	0.28%
Shareholder Service Fees	None	0.25%
Acquired Fund Fees and Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses (1)	1.55%	1.80%
Expense Reimbursement (2)	0.03%	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.52%	1.77%

*	Reflects new Management Fee effective as of September 1, 2017.

(1)	“Total Annual Fund Operating Expenses” (before and after expense reimbursement) disclosed above differ from the ratios in the financial highlights section of this Prospectus because the financial highlights do not include acquired fund fees and expenses and new Management Fee effective as of September 1, 2017.
(2)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until September 30, 2019 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement, if any, through September 30, 2019 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$487	$842	$1,843
Investor Class	$180	$563	$972	$2,113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, although its exposures obtained through swap agreements, described below, did change during the period.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund takes long and short exposures to common and preferred stocks of companies primarily in developed countries outside the U.S. and of companies in the U.S. To obtain exposure to long and short positions in securities, the Fund enters into one or more total return equity swap agreements (each, a “swap agreement”). Although the Fund is permitted to take direct long and short positions in securities, rather than through swap agreements, it does not currently intend directly to purchase or sell securities or directly to hold short positions in securities. The Investment Adviser integrates fundamental and quantitative investment research to manage the Fund’s long exposures (the “long portfolio”). The Investment Adviser uses quantitative research designed to identify short exposures that it expects to underperform the World Index to manage the Fund’s short exposures (the “short portfolio”).

The dollar amount of the Fund’s long exposures will generally be within plus or minus 10 percentage points of the dollar amount of its short exposures. By keeping long and short exposures within 10 percentage points, the Fund seeks returns that have low or no correlation to the World Index, and lower volatility than the World Index. This will limit the Fund’s participation in a market upswing. The Fund’s benchmark is the ICE BofAML US 3-Month Treasury Bill Index. While the total dollar amount of long and short exposures is expected to be within

10 percentage points, the long portfolio and the short portfolio will each have different exposures under swap agreements that will not be fully hedged. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market funds that are used to support and cover the Fund’s obligations under its swap agreements.

Long Portfolio. The long portfolio of the Fund primarily takes long positions in common and preferred stocks of U.S. and non-U.S. companies, including companies in emerging markets. Normally, the majority of the long portfolio is exposed to companies that pay dividends or repurchase their shares.

The Investment Adviser integrates fundamental and quantitative research to manage the long portfolio.

Fundamental Research. The fundamental research process uses a value style. The universe of investment candidates is narrowed by applying market capitalization and valuation screens. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. Using a value style means that the Investment Adviser seeks to identify stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. The analysis considers whether a company has each of the following value characteristics:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors. This research generally results in a ranking of between 60 and 100 companies.

Quantitative research. The Investment Adviser uses quantitative research to analyze certain financial factors that the quantitative portfolio managers believe are influential in determining whether a security will outperform the World Index. These factors currently include, among others, valuation metrics, earnings growth, technical indicators, financial strength/earnings quality, and the fundamental research ranking described in “Long Portfolio – Fundamental Research” above. Factors and their weightings may change over time as the model is revised and updated. In addition, the fundamental research analysts review the quantitative output to attempt to identify special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

The long portfolio may obtain exposure to companies of any market capitalization, and is not required to have minimum exposures to companies and is not limited to obtaining a maximum exposure to companies in any particular country.

Short Portfolio. The short portfolio of the Fund primarily takes short positions in common and preferred stocks of companies in developed countries outside the U.S. and of companies in the U.S. that the Investment Adviser believes will underperform the World Index. If the World Index is increasing, a short position may underperform the World Index and still lose value. The Investment Adviser uses a quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial factors that the portfolio managers believe are influential in determining whether a security will underperform the World Index. These factors include, among others, valuation metrics, earnings growth, technical indicators, and financial strength/earnings quality. The fundamental research ranking, described in “Long Portfolio – Fundamental Research” above, is not a factor used to identify short positions. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

Swap Agreements. Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers, using the strategies described below. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty are calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value per share (“NAV”) reflects any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”). The Fund currently enters into swap agreements with one counterparty, but may use additional counterparties. While the Fund currently intends to use only swap agreements, it is also permitted to directly purchase and sell securities.

Swap Agreement Financing Charges and Transaction Costs. Under a swap agreement, the Fund pays financing charges to the counterparty based on the notional amount of exposures, and the Fund also pays transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes. Although the Fund is not itself trading in underlying investments, the counterparty charges the Fund as if it were trading directly. These charges permit the counterparty, if it hedges its obligations to the Fund, to recover the costs of any such hedging. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures.

Swap Agreements and Leverage. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market funds that are used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures up to four times its NAV.

Periodic Settlement of Swap Agreements. The Fund currently expects to settle swap positions at least monthly, and may do so more frequently, so that the value of (that is, the net gain under) any swap agreements, when they are “in the money,” with a single counterparty will not exceed 5% of the Fund’s total assets. While periodically settling a swap position is intended to limit counterparty risk, it will also cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

Exposures Underlying Swap Agreements. The Investment Adviser expects the Fund generally to have long exposures to between approximately 60 and 120 common and preferred stocks of companies and short exposures to between approximately 60 and 140 common and preferred stocks of companies. Under normal circumstances, at least 40% of the Fund’s total exposures will be to companies in a number of countries outside the U.S. Up to 20% of the Fund’s total exposures may include exposures to companies in emerging markets. The Fund’s Statement of Additional Information (“SAI”) discusses how the Investment Adviser determines a company’s country. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index. The Fund may have exposures to companies of all sizes and in any industry, and the Fund does not intend to have concentrated exposure to any particular industry, as measured relative to the Fund’s exposures to all industries. The use of swap agreements and the ability to use leverage to increase economic exposures relative to the Fund’s net assets may, however, result in the Fund obtaining greater economic exposures to particular industries than would otherwise be the case and being susceptible to industry-specific market or economic developments.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which it has short exposure is rising. Also, the Investment Adviser may identify investments that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s assets or exposures decreases, you may lose money. We cannot guarantee that the Fund will achieve its investment objective. Risks associated with foreign securities, value stocks, quantitative techniques, management and style risks, and short positions, as described below, apply whether the Fund obtains exposures through a swap agreement or makes direct investments.

Foreign and Emerging Markets Risk. Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value could decrease depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Quantitative Strategy Risk. The Investment Adviser uses quantitative techniques to identify exposures for the Fund. Any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance. Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weights placed on those factors may not predict a security exposure’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model. In addition, data for emerging markets companies may be less available, less accurate and/or less current than data for developed markets companies, and the Investment Adviser’s processes and exposure selection can be adversely affected if it relies on erroneous or outdated data.

Value Stock Risk. Value stocks, including those identified by the Investment Adviser for the long portfolio of the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down.

Short Exposure Risk. The short portfolio of the Fund is exposed primarily to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the short exposures will exceed the Fund’s net assets, the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.

Management and Style Risks. While the total dollar amounts of long and short exposures will generally be within 10 percentage points, the long portfolio and the short portfolio will each have different exposures under swap agreements that will not be fully hedged. If the value of the exposures in the short portfolio of the Fund increases at the same time that the value of exposures in the long portfolio of the Fund decreases, the Fund will be exposed to significant losses. The Fund will also be subject to losses if a portfolio characteristic to which it has exposure performs poorly. Any losses will be magnified by leverage through the use of swap agreements.

Swap Agreement Risks. A swap agreement is a form of derivative instrument which involves the use of leverage. A swap agreement can be volatile and involves significant risks, including counterparty risk, leverage risk, liquidity risk, credit risk, and short position risk. The use of a swap agreement will expose the Fund to additional risks that it would not be subject to if it had invested directly in the securities underlying the swap agreement and may result in larger losses or smaller gains than would otherwise be the case.

The Fund pays significant swap expenses (including financing charges based on the notional amount of exposures) when investing through swap agreements, and pays transaction costs when it changes exposures to securities underlying a swap agreement, including amounts equivalent to brokerage commissions and stamp taxes that would be incurred if the Fund were directly trading. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These fees and charges reduce investment returns and increase investment losses.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, in an over-the-counter (“OTC”) swap agreement, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty. For swaps traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with an individual counterparty as with OTC derivative transactions. The Fund currently uses swap agreements with one counterparty, focusing its exposure to the credit risk of that counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit the Fund’s ability to use leverage and reduce investment returns. The swap agreements used by the Fund are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“Commission”). The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that will be implemented on a phased-in basis. Although the long-term impact of these and any future changes to the regulatory requirements on the Fund and its counterparties remains uncertain, they may cause counterparties to increase fees charged to the Fund or make them less willing to enter into swap agreements with the Fund in the future. If the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. Potential changes in regulation relating to a mutual fund’s use of derivatives and related instruments could limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the performance of the Fund.

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Investment Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to settle a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position. Although the Fund intends to settle swap agreements so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time, it may have difficulty doing so in a timely manner and could, as a result, incur losses that otherwise might have been avoided.

The Fund currently expects to settle swap agreements at least monthly, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

Use of swap agreements also involves basis risk, which is the risk that the value of the investment will not react in parallel with the value of the reference index.

Other Risks. See “Investment Risks” beginning on page 43 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking to diversify your investments to include an allocation to the “alternatives” asset class designed to have low or no correlation to the World Index.

•	Are seeking long-term growth of capital with low or no correlation to the World Index.

•	Are seeking to diversify a portfolio of equity securities to include exposure to foreign securities, as well as U.S. securities, and can tolerate risks associated with foreign investing, including currency risks, and total return equity swaps.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

•	Can tolerate the risks of substantial leverage, which will magnify gains and losses.

•	Can tolerate paying higher ordinary income rates on any ordinary income or short-term capital gains realized by the Fund.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year and five years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 7.84% (6/30/13) and the worst quarter was -6.28% (12/31/12).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2017:

Institutional Class	1 Year	5 Years	Since Inception (January 24, 2011)
Fund Returns Before Taxes	-8.17%	1.74%	2.23%
Fund Returns After Taxes on Distributions	-8.17%	0.19%	0.78%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-4.62%	0.66%	1.12%

Investor Class
Fund Returns Before Taxes	-8.32%	1.46%	1.97%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.27%	0.22%

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Joe Gubler, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2014.

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2015.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders).

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund (including distributions of net short-term capital gains) are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan. Because the Fund currently expects to settle swap agreements at least monthly, it expects to realize ordinary income and short-term capital gains, if any, that are taxable to its shareholders, when distributed to them, as ordinary income rather than at lower long-term capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

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In addition, under “Fund Details – Investment Objectives and Principal Investment Strategies – Causeway Global Absolute Return Fund” pages 41 through 42 are superseded with the following:

Causeway Global Absolute Return Fund

The Fund takes long and short exposures to common and preferred stocks of companies primarily in developed countries outside the U.S. and of companies in the U.S. To obtain exposure to long and short positions in securities, the Fund enters into one or more total return equity swap agreements (each, a “swap agreement”). Although the Fund is permitted to take direct long and short positions in securities, rather than through swap agreements, it does not currently intend directly to purchase or sell securities or directly to hold short positions in securities. The Investment Adviser integrates fundamental and quantitative investment research to manage the Fund’s long exposures (the “long portfolio”). The Investment Adviser uses quantitative research designed to identify short exposures that it expects to underperform the World Index to manage the Fund’s short exposures (the “short portfolio”).

The dollar amount of the Fund’s long exposures will generally be within plus or minus 10 percentage points of the dollar amount of its short exposures. By keeping long and short exposures within 10 percentage points, the Fund seeks returns that have low or no correlation to the World Index, and lower volatility than the World Index. This will limit the Fund’s participation in a market upswing. The Fund’s benchmark is the ICE BofAML US 3-Month Treasury Bill Index. While the total dollar amount of long and short exposures is expected to be within 10 percentage points, the long portfolio and the short portfolio will each have different exposures under swap agreements that will not be fully hedged. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market funds that are used to support and cover the Fund’s obligations under its swap agreements.

Long Portfolio. The long portfolio of the Fund primarily takes long positions in common and preferred stocks of U.S. and non-U.S. companies, including companies in emerging markets. Normally, the majority of the long portfolio is exposed to companies that pay dividends or repurchase their shares.

The Investment Adviser integrates fundamental and quantitative research to manage the long portfolio.

Fundamental Research. The fundamental research process uses a value style. The universe of investment candidates is narrowed by applying market capitalization and valuation screens. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. Using a value style means that the Investment Adviser seeks to identify stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. The analysis considers whether a company has each of the following value characteristics:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors. This research generally results in a ranking of between 60 and 100 companies.

Quantitative research. The Investment Adviser uses quantitative research to analyze certain financial factors that the quantitative portfolio managers believe are influential in determining whether a security will outperform the World Index. These factors currently include, among others, valuation metrics, earnings growth, technical indicators, financial strength/earnings quality, and the fundamental research ranking described in “Long Portfolio – Fundamental Research” above. Factors and their weightings may change over time as the model is revised and updated. In addition, the fundamental research analysts review the quantitative output to attempt to identify special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

The long portfolio may obtain exposure to companies of any market capitalization, and is not required to have minimum exposures to companies and is not limited to obtaining a maximum exposure to companies in any particular country.

Short Portfolio. The short portfolio of the Fund primarily takes short positions in common and preferred stocks of companies in developed countries outside the U.S. and of companies in the U.S. that the Investment Adviser believes will underperform the World Index. If the World Index is increasing, a short position may underperform the World Index and still lose value. The Investment Adviser uses a quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial factors that the portfolio managers believe are influential in determining whether a security will underperform the World Index. These factors include, among others, valuation metrics, earnings growth, technical indicators, and financial strength/earnings quality. The fundamental research ranking, described in “Long Portfolio – Fundamental Research” above, is not a factor used to identify short positions. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

Information about the swap agreements used by the Fund, swap agreement financing charges and transaction costs, the use of leverage through a swap agreement and periodic settlement of swap agreements appears under the Global Absolute Return Fund’s summary and in the SAI.

Exposures Underlying Swap Agreements. The Investment Adviser expects the Fund generally to have long exposures to between approximately 60 and 120 common and preferred stocks of companies and short exposures to between approximately 60 and 140 common and preferred stocks of companies. Under normal circumstances, at least 40% of the Fund’s total exposures will be to companies in a number of countries outside the U.S. Up to 20% of the Fund’s total exposures may include exposures to companies in emerging markets. The Fund’s SAI discusses how the Investment Adviser determines a company’s country. The Fund considers a country to be an emerging market if the country is included in the EM Index. The Fund may have exposures to companies of all sizes and in any industry, and the Fund does not intend to have concentrated exposure to any particular industry, as measured relative to the Fund’s exposures to all industries. The use of swap agreements and the ability to use leverage to increase economic exposures relative to the Fund’s net assets may, however, result in the Fund obtaining greater economic exposures to particular industries than would otherwise be the case and being susceptible to industry-specific market or economic developments.

*  *  *  *  *  *  *  *

Further, under “Investment Risks – Special Risks Applicable to the Global Absolute Return Fund” pages 49 through 51 are superseded with the following:

Special Risks Applicable to the Global Absolute Return Fund

While the total dollar amounts of long and short exposures will generally be within 10 percentage points, the long portfolio and the short portfolio will each have different exposures under swap agreements that will not be fully hedged. If the value of the exposures in the short portfolio increases at the same time that the value of exposures in the long portfolio decreases, the Fund will be exposed to significant losses. The Fund will also be subject to losses if a portfolio characteristic to which it has exposure performs poorly. Any losses will be magnified by leverage through the use of swap agreements.

The Fund uses the swap agreements described above to obtain long and short exposures. A swap agreement allows the Fund to increase its level of risk exposure more than other types of instruments. However, a swap agreement may not be effective and can limit potential for growth in the value of the Fund. A swap agreement, which is a form of derivative instrument, can be volatile and involve significant risks, including:

•	Basis Risk – The value of a swap agreement may not react in parallel with the value of the underlying asset, which could cause investment losses.

•	Counterparty Risk – Counterparty risk is the risk that the counterparty on a transaction will be unable or unwilling to honor its financial obligation to the Fund. For swap agreements traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with an individual counterparty as with OTC swap transactions. Currently, the Fund uses one counterparty for swap agreements, increasing its counterparty credit risk. Further, a swap counterparty’s obligations to the Fund likely will not be collateralized. To limit counterparty risk, the Fund currently intends to settle swap agreements at least monthly, and may do so more frequently, so that the amount due the Fund from the counterparty will not exceed 5% of the value of the Fund’s total assets. However, the counterparty may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Fund’s ability to achieve its investment objective.

•	Leverage Risk – Use of leverage involves special risks and is speculative. Leverage exists when the Fund obtains the right to a return on a stipulated capital base that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures. By using swap agreements, the Fund is able to obtain exposures up to four times greater than the value of its net assets. Although the Fund intends to reduce volatility by obtaining exposure to both long and short positions, if the Investment Adviser is incorrect in evaluating long and/or short exposures, losses may be significant.

Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the amount of those obligations. By setting aside assets only equal to its net obligation under a swap agreement (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage to a greater extent.

•	Liquidity Risk – Liquidity risk is the risk that the Fund will not be able to settle a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty closing the position. The Fund may have difficulty closing out a swap position in a timely manner and could, as a result, incur losses that otherwise might have been avoided.

•

Quantitative Risk – While the Fund seeks low or no correlation with the World Index, it may be unintentionally correlated with funds or accounts using quantitative “market neutral,” “long-short,” “absolute return,” “hedged,” or other investment strategies, especially during periods of market distress. In highly volatile or falling markets, portfolio managers using quantitative factor-based strategies may seek to reduce leverage by unwinding liquid as well as illiquid long and short securities positions simultaneously. This can cause quantitative strategies, such as the strategy used by the Fund, to experience significant losses.

•	Regulatory Risk – Potential changes in regulation relating to a mutual fund’s use of derivatives and related instruments could limit or impact the Fund’s ability to invest in derivatives, limit its ability to employ certain strategies that use derivatives and adversely affect the performance the Fund.

The swaps used by the Fund are subject to both CFTC and SEC regulation. In addition, the Fund is a “commodity pool” and the Investment Adviser is the “commodity pool operator” or “CPO” for the Fund in accordance with CFTC rules. The continuing impact of these requirements on the Fund and its counterparties remains uncertain. However, they may cause the Fund to incur additional regulatory compliance and reporting expenses, and may cause counterparties to increase collateral or margin requirements, increase fees charged to the Fund or be less willing to enter into swap agreements with the Fund in the future. The effects of the regulatory changes could reduce investment returns or harm the Fund’s ability to implement its investment strategy. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their operations or status under the Commodity Exchange Act (“CEA”) in deciding whether to invest in the Fund.

•	Short Position Risk – The short portfolio of the Fund is exposed to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the Fund intends to use leverage, the short exposures will exceed the value of the Fund’s net assets, and the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.

When the Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. This is because in a direct short sale, a person borrows shares from the beneficial owner of the shares, sells them “short,” and buys them back later to return them to the beneficial owner. If the beneficial owner recalls the shares before they are returned, and replacement shares cannot be found, the counterparty, who may not then be hedged to its obligation to the Fund, may force the Fund to settle the position at a time which may not be advantageous. The closing of these short positions could adversely affect the Fund.

•	Swap Costs – The Fund pays the counterparty financing charges under a swap agreement and, in addition, makes payments equal to what the Fund would incur if it were directly incurring brokerage commissions and stamp taxes on trades of the underlying securities. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These costs reduce investment returns, and increase investment losses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-037-0100

Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

SUPPLEMENT DATED MAY 18, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 25, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS DEFINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

Effective as of July 17, 2018, the investment program for Causeway Global Absolute Return Fund is changing, as described in the Supplement to the Prospectus, to integrate both quantitative and fundamental research in the process used for the long portfolio. Accordingly, as of that date, the seventh paragraph under “Investment Objective and Policies – Swap Agreements” on pages 24-25 of the Statement of Additional Information is superseded with the following:

The Global Absolute Return Fund’s long portfolio and the short portfolio will each have different exposures under swap agreements that will not be fully hedged. If the value of the exposures in the short portfolio increases at the same time that the value of exposures in the long portfolio decreases, the Fund will be exposed to significant losses. The Fund will also be subject to losses if a portfolio characteristic to which it has exposure performs poorly. Any losses will be magnified by leverage through the use of swap agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-038-0100